Exhibit 10.18

FIRST AMENDMENT TO CREDIT AGREEMENT

               THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 1, 2001 (the "Amendment"), is by and among DIMON INCORPORATED, a Virginia corporation (the "Borrower"), each of the Domestic Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto (the "Guarantors"), the several banks and other financial institutions identified on the signature pages hereto (the "Lenders") and FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

W I T N E S S E T H:

               WHEREAS, pursuant to a Credit Agreement dated as of June 27, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrower, the Guarantors identified therein, the Lenders and the Administrative Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

               WHEREAS, the parties hereto have agreed to enter into this Amendment in order to effect certain amendments to the Credit Agreement.

               NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I

DEFINITIONS

               SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

"Amendment Effective Date" is defined in Subpart 3.1.

               SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement (as amended hereby).

PART II

AMENDMENTS TO CREDIT AGREEMENT

               Effective on (and subject to the occurrence of) the Amendment Effective Date, the Credit Agreement is hereby amended in accordance with this Part II.

               SUBPART 2.1. Amendments to Section 1.1. The definition of "Consolidated Working Capital" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                "Consolidated Working Capital" shall mean, at any date, the amount by which the Borrower's current assets exceed its current liabilities at such date, determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP; provided that, for purposes of this definition of Consolidated Working Capital, Loans shall be considered long-term debt and borrowings under short-term lines of credit shall be considered long-term debt so long as there is unfunded availability under the Revolving Committed Amount and the Borrowing Base sufficient to cover on a dollar for dollar basis such short-term borrowing.

PART III

CONDITIONS TO EFFECTIVENESS

               SUBPART 3.1. Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied.

                              SUBPART 3.1.1. Execution of Counterparts of Amendment. The Administrative Agent shall have                received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the                Borrower and the Required Lenders.

                              SUBPART 3.1.2. Other Documents. The Administrative Agent shall have received such other                documentation as the Administrative Agent may reasonably request in connection with the foregoing, all in form                reasonably satisfactory to the Administrative Agent.

PART IV

REPRESENTATIONS AND WARRANTIES

               SUBPART 4.1. The Borrower hereby represents and warrants that (i) the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which by their terms expressly relate to an earlier date) and after giving effect to the transactions contemplated herein, (ii) no Default or Event of Default has occurred and is continuing on and as of the date hereof and after giving effect to the transactions contemplated herein, (iii) it has the corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment, and (iv) it has duly executed and delivered this

Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity.

PART V

MISCELLANEOUS

               SUBPART 5.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

               SUBPART 5.2. Instrument Pursuant to Credit Agreement. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

               SUBPART 5.3. References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

               SUBPART 5.4. Survival. Except as expressly modified and amended in this Amendment, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

               SUBPART 5.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

               SUBPART 5.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

               SUBPART 5.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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               Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                                   DIMON INCORPORATED

                                                        By:  _/s/ Ritchie L. Bond________________

                                                        Name:__Ritchie L. Bond_______________ _

                                                        Title:___Sr. VP & Treasurer_____________ _

                                                        By:  _/s/ J. A. Cooley__________________ _

                                                        Name:__ James A. Cooley_______________

                                                        Title:___Sr. VP & CFO_________________

GUARANTORS:                               [NONE]

ADMINISTRATIVE                          FIRST UNION NATIONAL BANK, as

AGENT AND LENDERS:                  Administrative Agent and as a Lender

                                                        By:  _/s/ Jorge A. Gonzalez_____________ _

                                                        Name:__ Jorge A. Gonzalez ______________

                                                        Title:___Senior Vice President__________ __

                                                        COOPERATIEVE CENTRALE RAIFFEISEN-

                                                        BOERENLEENBANK B.A., "RABOBANK

                                                        INTERNATIONAL", NEW YORK BRANCH,

                                                        as a Lender

                                                        By:  _/s/ Juliana Sugona Long___________ _

                                                        Name:__ Juliana Sugona Long __________ _

                                                        Title:___Vice President________________ _

                                                        By:  _/s/ Edward J. Peyser______________ _

                                                        Name:__ Edward J. Peyser ______________

                                                        Title:___Managing Director______________

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                                                        BANK OF AMERICA, N.A., as a Lender

                                                        By:   /s/ Robert Y. Bennett______________ _

                                                        Name:__ Robert Y. Bennett _____________ _

                                                        Title:___Managing Director______________ _

                                                        ABN AMRO BANK N.V., as a Lender

                                                        By:  _/s/ Nancy W. Lanzoni______________

                                                        Name:__ Nancy W. Lanzoni _____________

                                                        Title:___Group Vice President____________

                                                        By:  _/s/ Christopher M. Plumb___________

                                                        Name:__ Christopher M. Plumb _________ _

                                                        Title:___Vice President__________________

                                                        DEUTSCHE BANK AG - AMSTERDAM BRANCH,

                                                        as a Lender

                                                        By:  _/s/ G. A. Fransen ___________________

                                                        Name:__ G. A. Fransen ___________________

                                                        Title:___Assistant Vice President____ _______

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                                                        BHF-BANK AKTIENGESELLSCHAFT,

                                                        as a Lender

                                                        By:  _/s/ Steven Kingham_______________ _

                                                        Name:__ Steven Kingham ______________ _

                                                        Title:____Manager_____________________ _

                                                        By:  _/s/ A. W. Nancarrow_______________ _

                                                        Name:__ Alan Nancarrow ______________ _

                                                        Title:____Director_____________________ _

                                                        SUNTRUST BANK, as a Lender

                                                        By:_/s/ C. Gray Key__________________ ___

                                                        Name:__ C. Gray Key_________________ __

                                                        Title:___Director______________________ _

                                                        NATEXIS BANQUES POPULAIRES (formerly known
                                                        as Natexis Banque), as a Lender

                                                        By:  _/s/ Gullaume de Parscau____________ _

                                                        Name:__ Gullaume de Parscau ___________ _

                                                        Title:____President & Manager__________ __

                                                        By:__/s/ Stephen A. Jendras____________ ___

                                                        Name:__ Stephen A. Jendras___________ ____

                                                        Title:____Vice President_______________ ___

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